Investment Manager
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

Investment Adviser
      Bartlett & Co.
      Cincinnati, OH

Board of Directors
      John F. Curley, Jr., Chairman
      Edward A. Taber, III, President
      Richard G. Gilmore
      Charles F. Haugh
      Arnold L. Lehman
      Dr. Jill E. McGovern
      T. A. Rodgers

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA

Custodian
      State Street Bank & Trust Company
      Boston, MA

Counsel
      Kirkpatrick & Lockhart LLP
      Washington, D.C.

Independent Auditors
      Ernst &Young LLP
      Baltimore, MD



      This report is not to be distributed unless preceded or accompanied by a prospectus.

                      Legg Mason Wood Walker, Incorporated
                  --------------------------------------------

                            111 South Calvert Street
                     P.O. Box 1476, Baltimore, MD 21203-1476
                                410 o 539 o 0000




(Recycled Logo)     Printed on Recycled Paper
LMF-185
2/97



                             Report to Shareholders
                              For the Quarter Ended
                                December 31, 1996

                                       The
                                   Legg Mason
                                    Balanced
                                      Trust

                           Putting Your Future First

                               (Legg Mason Logo)

                                      FUNDS

To Our Shareholders,


     We are pleased to report to you for the first time on the progress of the Legg Mason Balanced Trust.

     The Trust commenced operations on October 1, 1996, with an initial asset value of $10.00. As this letter is written on January 31, 1997, with a net asset value of $10.39 per share, the Trust's assets have risen to $16.5 million.

     The Trust seeks to invest at least 25% of its portfolio in fixed income securities and no more than 75% of its assets in equity securities. The Trust will emphasize investments in dividend-paying equity securities.

     On the  following  pages,  Dale  Rabiner  and  Woodrow  Uible,  the Trust's
portfolio  managers  review  the  portfolio's   structure  and  comment  on  the
investment outlook.

     The Balanced Trust is Legg Mason's long-term capital appreciation and current income alternative within its family of value stock funds. We hope you will consider using the Balanced Trust for investments of additional funds as they become available. Some shareholders regularly add to their investment in the Trust by authorizing automatic, monthly transfers from their bank checking or Legg Mason accounts. Your Financial Advisor will be happy to help you make these arrangements if you would like to purchase additional shares in this convenient manner.



                                                       Sincerely,
                                                       /s/ Edward A. Taber, III
                                                       Edward A. Taber, III
                                                       President

January 31, 1997

Portfolio Managers' Comments


         We are very pleased to have the opportunity to serve as investment advisor to the Legg Mason Balanced Trust. We look forward to a long, successful relationship in this capacity. Since this is our initial report to shareholders, we think it is appropriate to provide you with background information about Bartlett &Co.

         Bartlett, which was founded in 1898 and became a Legg Mason company in 1996, is a value-oriented manager of equity, fixed income and balanced accounts for high-net worth individuals, institutions, and mutual funds. Our firm utilizes a "bottom-up value-oriented approach" in the management of common stocks and fixed income securities. With this methodology, we seek to invest in those securities which are selling at the most attractive valuations. This approach tends to produce portfolios that are less volatile than their respective markets, as these valuation levels tend to act as a "safety net" during turbulent periods. Over a full market cycle, our goal is to provide an attractive total investment return, consistent with reasonable risk.

         Starting any mutual fund is a challenging prospect. Commencing fund operations during the fourth quarter of 1996 proved to be even more challenging as stocks and bonds rallied significantly during most of the fourth quarter. Stock prices, in particular, were rising on a meteoric upward trajectory that made it difficult to initiate positions in an opportunistic fashion.

         Our low equity exposure during the quarter resulted in the fund's investment returns lagging the market. We do know, however, from past experience that these types of market moves do not go on forever and a patient, disciplined investment approach such as ours should serve our investors well, particularly during less buoyant markets.

         At present, the fund has approximately 50% of its assets invested in equity securities with the remaining 50% invested in fixed income securities. Our asset mix should trend up to our expected allocation of 60% total assets in common stocks and 40% in fixed income securities as we are able to find additional attractively priced equity securities over the next three to six months.

      Equities

         At December 31, the fund had a widely diversified portfolio of 45 equity positions. Our focus on value has resulted in a number of holdings in the financial, basic industry and consumer cyclical industries. We are typically outside the market mainstream where "irrational exuberance" seems to be most prominent, which at this time means we are underweighting technology and household name growth stocks. The current mania, too, will pass and, when it does, we believe that we shall be held in very good stead with holdings that have attractive financial characteristics such as Washington Federal, Kaydon, Fleetwood Enterprises and Jostens.

         Our desire to avoid any immediate market surprises on the downside led us to some significant weightings in yield-oriented stocks such as utilities and REITs. Utility holdings such as KUEnergy and TNPEnterprises represent good value because of their attractive distribution systems and/or low cost generation capacity. ROCCommunities is a dominant operator of manufactured home communities and its high yield and significant dividend growth prospects should generate an appealing total return.

         Our investment approach is research driven in that we expend considerable effort to identify companies which are trading below intrinsic value, which we define as what a knowledgeable and sophisticated business person would pay for a company, either as an ongoing enterprise or upon liquidation. In addition to these factors, we look for a positive trend in the underlying business.

         The following seven companies represent significant holdings in the Balanced Trust at this time:

         Pioneer-Standard Electronics--The third largest distributor of electronic components in the United States is a lower risk way of participating in the growth of technology without the attendant risk of obsolescence. Its P/E (Price to Earnings ratio) of 12 is below its long-term growth rate.

         Washington Federal, Inc.--The Pacific Northwest is a terrific operating environment for savings and loans, which is made more attractive by this company's extremely low operating cost and excellent management record. Its P/E is 11 with a dividend yield approaching 4%.

         Salomon Inc.--Salomon is among a handful of firms with a worldwide investment banking franchise that sells at a low multiple of book value and earnings, and is accompanied by strengthening in its general operations.

         Kaydon Co.--Kaydon is a specialized industrial products manufacturer with a very impressive record of growth and profitability. It is selling at an earnings multiple of 14 with a long-term growth rate in the low teens.

         UST--The smokeless tobacco company has a dominant industry position and a yield of nearly 5% with substantial dividend growth potential.

         ADT--The largest player in the security alarm business has steadily growing cash flow and the appeal of several potential acquirers.

         Jostens--Dominant in the class ring business, new management has restructured around its strengths. Jostens has good growth prospects with a P/E of 14 and a dividend yield over 4%.

         All of these companies can be characterized as out-of-favor, unpopular, misunderstood or neglected. Investor expectations for these enterprises are low and surprises tend to be on the upside, which should result in good long-term performance. Our success over the years is based upon adhering to this approach to stock selection.

      Fixed Income

         The fourth quarter was a favorable period for fixed income investors with the Lehman Intermediate Government/Corporate Index posting a 2.5% return.

         It seems every market has a unique economic variable which becomes the focus (usually to excess) of market participants for forecasting future interest rates. The indicator du jour seems to be the unemployment report because there is a perception that periods of low unemployment tend to be inflationary while periods of moderate or high unemployment tend to be disinflationary. While this may be true in theory, a careful examination of postwar U.S. economic history suggests otherwise. That is to say, there have been periods of significant economic activity, such as the early 1960s, where inflation remained very low and, conversely, there have been periods such as the mid-to-late 1970s when there was significant unemployment while inflation remained high. We do not forecast interest rates, but, if pressed, we would say that we are in a period of moderate economic growth with very little in the way of inflationary pressures due to rising labor costs. In sum, we believe that 1997 should be a relatively attractive period for fixed income investors.

         Our investment strategy for the fixed income portion of the Balanced Trust is to maintain a 3.5 year duration in that portion of the fund, consistent with our benchmark, the Lehman Intermediate Government/Corporate Index.

      At present, the fund is focused toward U.S. treasury securities with a maturity range of 2-8 years. Within the treasury sector, we favor zero coupon treasury strips which are currently attractively priced,
      particularly  in  the  7-8  year  maturity  range.    We  also  favor  the
      mortgage-backed sector and, outside of treasuries, this represents our most significant commitment. In the mortgage area, spreads have narrowed considerably; however, we believe this sector continues to offer good value, particularly when compared to corporate bonds which are, for the most part, noticeably absent from the portfolio. The risk/reward trade off of corporate bonds due to the extremely narrow spreads is not a favorable one at present and, accordingly, we are significantly underweighting this sector pending more attractive opportunities. We think it is more than coincidental that 1996 witnessed a significant number of companies issuing 100-year maturity bonds, and, what is good for the issuer generally is not good for the investor. Having said this, we shall continue to monitor conditions closely and, if there is any significant spread widening in the corporate sector, we shall utilize the opportunity to make a commitment there.

         From an expected return standpoint, the yield curve is almost exactly average based on the past twenty years of data. This fact, coupled with the fact that spreads on non-treasury issues are historically narrow, would require one to take significant interest rate risk in an attempt to gain incremental performance. This is something we are not willing to do. Therefore, until there is a significant change in the slope of the yield curve or in yield spreads, we expect to deliver returns that will tend to be very close to the market indices.

         In summary, Bartlett &Co. follows a disciplined approach in both the equity and fixed income components of its portfolios, which we expect will provide our investors with attractive total returns over the long-term. We are grateful for the opportunity to serve our fund shareholders and welcome any comments or questions that you may have.

                                                         Dale H. Rabiner, CFA
                                                         Woodrow H. Uible, CFA

      January 31, 1997
      DJIA 6813.09

Performance Information
Legg Mason Investors Trust, Inc.
Balanced Trust

Total Return for Life of Fund,
as of December 31, 1996

     The return shown is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. No adjustment has been made for any income taxes payable by shareholders.

     The fund's total return as of December 31, 1996 was:

                                         Cumulative
                                        Total Return
  --------------------------------------------------
  Life of Fund(dagger)                     +3.83%

 ------------------
 (dagger)Fund inception--October 1, 1996.

Selected Portfolio Performance

Top Ten Holdings
-----------------------------------------    --------------------------------------
 1.United States Treasury Strip               6.United States Treasury Strip
     0.0%   8-15-98                               0.0%   5-15-04
 2.United States Treasury Note                7.United States Treasury Note
     7.13%  2-29-00                               5.88%  8-15-98
 3.United States Treasury Strip               8.Blackrock North American Government
     0.0%   2-15-99                               Income Trust, Inc.
 4.Federal National Mortgage Association      9.Time Warner Sr. Note
     6.0%   1-1-27                                0.0%   6-22-13
 5.United States Treasury Strip              10.Kaydon Corporation
     0.0%   8-15-99

Strong Performers for the 4th quarter 1996            Weak Performers for the 4th quarter 1996
---------------------------------------------------   ---------------------------------------------------
Stewart & Stevenson Services, Inc.          +37.87%   Fleetwood Enterprises, Inc.                 -12.16%
Zilog, Inc.                                 +26.86%   John Alden Financial Corporation             -5.29%
Philip Morris Companies Inc.                +21.91%   A.H. Belo Corporation                        -5.11%
Raymond James Financial, Inc.               +17.80%   Blackrock North American Government
Pioneer-Standard Electronics, Inc.          +17.19%     Income Trust, Inc.                         -4.22%
                                                      Kansas City Southern Industries, Inc.        -3.96%

Portfolio of Investments
Legg Mason Investors Trust, Inc.
Balanced Trust
December 31, 1996  (Unaudited)

      (Amounts in Thousands)                   Shares     Value
      ---------------------------------------------------------
Common Stocks and Equity Interests -- 49.0%
      Aerospace -- 2.4%
      Lockheed Martin Corporation                   2   $   187
      Raytheon Company                              4       171
                                                        -------
                                                            358
                                                        -------
      Automotive -- 1.7%
      Ford Motor Company                            8       252
                                                        -------
      Chemicals -- 2.4%
      Ferro Corporation                             6       182
      Potash Corporation of Saskatchewan, Inc.      2       170
                                                        -------
                                                            352
                                                        -------
      Computer Services & Systems-- 0.4%
      Zilog, Inc.                                   2        57(A)
                                                        -------
      Construction/Building Materials-- 1.0%
      Martin Marietta Materials, Inc.               7       153
                                                        -------
      Electrical Equipment/Electronics-- 1.6%
      Pioneer-Standard Electronics, Inc.           18       236
                                                        -------
      Energy -- 3.1%
      Cabot Oil & Gas Corporation                   7       115
      Phillips Petroleum Company                    3       146
      Southwestern Energy Company                  14       206
                                                        -------
                                                            467
                                                        -------
      Finance -- 3.6%
      Federal National Mortgage Association         5       171
      Raymond James Financial, Inc.                 2        54
      Salomon, Inc.                                 5       245
      U.S. Trust  Corporation                       1        63
                                                        -------
                                                            533
                                                        -------
      Food, Beverage & Tobacco -- 4.0%
      Archer Daniels Midland Co.                    9       198
      Philip Morris Companies, Inc.              N.M.        45
      Universal Foods Corporation                   4       152
      UST, Inc.                                     6       204
                                                        -------
                                                            599
                                                        -------
      Insurance/Hospital Management--1.7%
      John Alden Financial Corporation              7       130
      MBIA, Inc.                                    1       116
                                                        -------
                                                            246
                                                        -------



      (Amounts in Thousands)                   Shares     Value
      ---------------------------------------------------------

      Manufacturing -- 5.4%
      Fleetwood Enterprises, Inc.                   8     $ 220
      Kaydon Corporation                            6       273
      National Presto Industries, Inc.              2        60
      Stewart & Stevenson Services, Inc.            1        29
      York International Corporation                4       229
                                                        -------
                                                            811
                                                        -------
      Media/Advertising -- 2.4%
      A.H. Belo Corporation                         5       181
      Time Warner, Inc.                             5       169
                                                        -------
                                                            350
                                                        -------
      Miscellaneous -- 2.0%
      Blackrock North American Government
         Income Trust                              30       296
                                                        -------
      Multi-Industry -- 1.8%
      American Brands, Inc.                         1        60
      Loews Corporation                             2       212
                                                        -------
                                                            272
                                                        -------
      Real Estate -- 2.1%
      ROC Communities, Inc.                         7       191
      United Dominion Realty Trust, Inc.            8       124
                                                        -------
                                                            315
                                                        -------
      Retail -- 2.9%
      Federated Department Stores, Inc.             6       191(A)
      Jostens, Inc.                                11       239
                                                        -------
                                                            430
                                                        -------
      Savings & Loan -- 1.6%
      Washington Federal, Inc.                      9       236
                                                        -------
      Services -- 1.5%
      ADT, Ltd.                                    10       229(A)
                                                        -------
      Telecommunications -- 0.1%
      Ameritech Corporation                      N.M.        18
                                                        -------
      Transportation -- 3.8%
      AMR Corporation                               2       190(A)
      GATX Corp.                                    3       146
      Kansas City Southern Industries, Inc.         5       238
                                                        -------
                                                            574
                                                        -------

      (Amounts in Thousands)                   Shares     Value
      ---------------------------------------------------------
      Utilities -- 3.5%
      KU Energy Corporation                         7     $ 201
      NIPSCO Industries, Inc.                       1        47
      TNP Enterprises, Inc.                         6       151
      Western Resources, Inc.                       4       124
                                                        -------
                                                            523
                                                        -------
      Total Common Stocks and Equity
        Interests
        (Identified Cost--$7,085)                         7,307
      ---------------------------------------------------------
                                             Principal
                                               Amount
                                             ---------
Corporate Note-- 1.9%
      Time Warner Sr. Notes
       0%(B) 6/22/13
       (Identified Cost--$282)                 $  650       282
      ---------------------------------------------------------
U.S. Government and Agency Obligations -- 28.6%
      Fixed Rate Securities -- 8.9%
      United States Treasury Notes
        5.875%  8/15/98                           300       300
        6.50%   5/31/01                           250       253
        7.125%  2/29/00                           750       772
                                                        -------
                                                          1,325
                                                        -------
      Stripped Securities(C) -- 19.7%
      United States Treasury Bond
        0%      8/15/98                         1,325     1,208
        0%      2/15/99                           700       619
        0%      8/15/99                           600       514
        0%      8/15/03                           300       199
        0%      5/15/04                           500       314
        0%      11/15/04                          150        91
                                                        -------
                                                          2,945
                                                        -------
      Total U.S. Government and
        Agency Obligations
        (Identified Cost--$4,277)                         4,270
      ---------------------------------------------------------

                                            Principal
      (Amounts in Thousands)                  Amount      Value
      ---------------------------------------------------------
U.S. Government Agency Mortgage-backed
      Securities -- 14.3%
      Federal Home Loan Mortgage
        Corporation
        6.00%   3/1/26                         $   99     $  92
        6.50%   1/1/26                            198       189
        6.50%   5/1/26                            124       118
        6.50%   5/1/26                            200       191
                                                        -------
                                                            590
                                                        -------
      Federal National Mortgage Association
        6.00%   1/1/27D                           600       557
                                                        -------
      Government National Mortgage
        Association
        7.00%   3/15/26                           101        99
        7.00%   4/15/26                           188       183
        7.50%   10/15/26                          198       198
        8.00%   4/15/26                            97        99
        8.00%   10/15/26                          100       102
        8.00%   10/15/26                          200       204
        8.00%   11/15/26                           99       101
                                                        -------
                                                            986
                                                        -------
      Total U.S. Government Agency
        Mortgage-backed Securities
        (Identified Cost--$2,142)                          2,133
      ----------------------------------------------------------
Short-Term Investments -- 8.2%
      Corporate Note -- 6.7%
      Raytheon Company
        6.50%   1/2/97                          1,000     1,000
                                                        -------
      Repurchase Agreement -- 1.5%
        State Street Bank and Trust Co., N.A.
          4.00% dated 12/31/96, to be
          repurchased at $225 on 1/2/97
          (Collateral: $230 United States
          Treasury Note 6.00% due 5/31/98,
          value $232)                             225       225
                                                        -------
      Total Short-Term Investments
        (Identified Cost--$1,225)                         1,225
      ---------------------------------------------------------
      Total Investments -- 102.0%
        (Identified Cost -- $15,011)                     15,217
      Other Assets Less Liabilities -- (2.0)%              (301)
                                                        -------
      Net assets-- 100.0%                               $14,916
                                                        =======
      Net asset value per share                          $10.34
                                                        =======

         A Non-income producing
         B Zero-coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield-to-maturity. This security is callable on June 22, 1998.
         C Stripped Security -- A security with  interest-only  payment streams.
           For these interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.
         D When-issued Security -- A security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.
      N.M. Not meaningful